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                                                                   EXHIBIT 23(a)

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement No. 333-113764 of LIFE TIME FITNESS, Inc. on Form S-1 of our report dated March 5, 2004, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Minneapolis, Minnesota

April 23, 2004